UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2018

TESARO, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35587	27-2249687
(state or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

1000 Winter Street
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (339) 970-0900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

TESARO, Inc. is filing this Amendment No.1 (the “Amendment”) to its Current Report on Form 8-K filed on December 3, 2018 (the “Original Report”) solely for the purpose of replacing the Exhibit 2.1 that was included under Item 9.01(d) of the Original Report. This Amendment does not make any other changes to the Original Report or modify or update any of the information contained therein in any way other than as described in this Explanatory Note.

Item 1.01              Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 3, 2018, TESARO, Inc., a Delaware corporation (“TESARO” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GlaxoSmithKline plc, a public limited company organized under the laws of England and Wales (“Parent”), and Parent’s indirectly wholly-owned subsidiary, Adriatic Acquisition Corporation, a Delaware corporation (“Purchaser”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser will commence a tender offer (the “Offer”) to purchase all of the issued and outstanding shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”), of the Company at a price of $75.00 per Share, net to the seller in cash, without interest, but subject to any applicable withholding of taxes (the “Offer Price”). If certain conditions are satisfied and the Offer closes, Parent would acquire any remaining shares by a merger of Purchaser with and into the Company (the “Merger”).

The Merger Agreement contemplates that the Merger will be effected pursuant to Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), which permits completion of the Merger without a shareholder vote promptly following consummation of the Offer. The obligation of Parent and Purchaser to consummate the Offer is subject to the condition that there be validly tendered and not properly withdrawn that number of Shares that, together with the number of Shares, if any, then owned beneficially by Parent and Purchaser (together with their wholly-owned subsidiaries), constitutes at least one Share more than 50% of the Shares outstanding as of the scheduled expiration of the Offer (including shares of Common Stock issuable in respect of options of the Company that were exercised, and restricted stock or unrestricted stock units which have vested, in each case, prior to the expiration of the Offer) (the “Minimum Tender Condition”). The Minimum Tender Condition may not be waived by Purchaser without the prior written consent of the Company. The obligation of Purchaser to consummate the Offer is also subject to the expiration of the waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, certain foreign antitrust laws and other customary conditions. Consummation of the Offer is not subject to a financing condition.

Following the consummation of the Offer and subject to the terms and conditions of the Merger Agreement, Purchaser will merge with and into the Company pursuant to the provisions of Section 251(h) of the DGCL as provided in the Merger Agreement, with the Company being the surviving corporation.  At the effective time of the Merger (the “Effective Time”), each Share (other than (i) Shares held in the treasury of the Company, (ii) Shares owned by Parent, Purchaser, the Company or any of their respective direct or indirect wholly-owned subsidiaries and (iii) Shares held by stockholders who have properly demanded appraisal of such Shares in accordance with the DGCL) will be cancelled and converted into the right to receive an amount in cash equal to the Offer Price.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent and Purchaser. The Company has agreed to operate its business in the ordinary course until the Effective Time. The Company has also agreed not to solicit or initiate discussions with third parties regarding other proposals for a strategic transaction involving the Company. Parent and Purchaser have agreed to use reasonable best efforts to take actions that may be required in order to obtain antitrust approval of the proposed transaction, subject to certain limitations.

The Merger Agreement also includes customary termination provisions for both the Company and Parent, subject, in certain circumstances, to the payment by the Company of a termination fee of $162.5 million. The Company must pay Parent the $162.5 million termination fee in the event that the Merger Agreement is terminated by Parent following a change of recommendation by the board of directors of the Company (the “Company Board”) or if the Company terminates the Merger Agreement to enter into an agreement with respect to a proposal from a third party that is a superior alternative to Parent’s, in each case, as is more particularly described in the Merger Agreement. The Company must also pay Parent the termination fee if the Merger Agreement is terminated, a third party has made another acquisition proposal to the Company prior to the termination of the Merger Agreement, within twelve (12) months following such termination, the Company enters into an agreement for a business combination transaction and certain other conditions are satisfied. The parties to the Merger Agreement are also entitled to an injunction or injunctions to prevent breaches of the Merger Agreement, and to specifically enforce the terms and provisions of the Merger Agreement.

The Company Board unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby are fair to, and in the best interests of, the Company and its stockholders, (ii) approved, declared advisable and adopted the Merger Agreement and  (iii) resolved to recommend that the Company’s stockholders accept the Offer and tender their Shares pursuant to the Offer.

The foregoing summary of the principal terms of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full copy of the Merger Agreement filed as Exhibit 2.1 hereto and incorporated herein by reference. The summary and the copy of the Merger Agreement are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission (“SEC”). The assertions embodied in the representations and warranties included in the Merger Agreement were made solely for purposes of the contract among the Company, Purchaser and Parent and are subject to important qualifications and limitations agreed to by the Company, Purchaser and Parent in connection with the negotiated terms, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the Company’s SEC filings or may have been used for purposes of allocating risk among the Company, Purchaser and Parent rather than establishing matters as facts. Investors should not rely on the representations and warranties or any description of them as characterizations of the actual state of facts of the Company, Parent, Purchaser or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, and this subsequent information may or may not be fully reflected in public disclosures by the Company or Parent.

Tender and Support Agreements

On December 3, 2018, in connection with the execution and delivery of the Merger Agreement, each of Leon O. Moulder, Jr., Mary Lynne Hedley, Ph.D., and stockholders affiliated with New Enterprise Associates and Kleiner Perkins (collectively, the “Support Stockholders”), solely in their respective capacities as stockholders of the Company, each entered into a tender and support agreement (collectively, the “Tender and Support Agreements”) with Parent and Purchaser. The Supporting Stockholders collectively directly or indirectly own approximately 25.9% of the outstanding Shares as of December 3, 2018.

Each Tender and Support Agreement provides that the applicable Support Stockholder will tender all of the Shares held by such Support Stockholder (the “Subject Shares”) in the Offer.  Each Tender and Support Agreement also provides that, in connection with any meeting of stockholders of the Company, or any action by written consent, the applicable Support Stockholder will (i) vote all of the Subject Shares against any offer or proposal made or renewed by anyone (other than Parent or Purchaser) that is structured to permit such person to acquire 25% or more of the beneficial ownership, voting power or assets of the Company and (ii) vote all the Subject Shares against any action, agreement or transaction involving the Company that is intended, or would reasonably be expected to, impede, interfere with, delay, postpone, adversely effect, or prevent the consummation of the Offer or the Merger or the other transactions contemplated by the Merger Agreement. Each Tender and Support Agreement terminates upon certain events, including the termination of the Merger Agreement, the consummation of the Merger or an amendment to the Merger Agreement without the consent of the Supporting Stockholder that (i) decreases the Offer Price or (ii) materially increases the obligations or liabilities of the Support Stockholder.

The foregoing description of the Tender and Support Agreements is qualified in in all respects by reference to the full text of the form of the agreements, which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 8.01              Other Events.

On December 3, 2018, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.2 hereto and incorporated herein by reference.

*****

Additional Information and Where to Find It

The tender offer for TESARO, Inc.’s (“TESARO”) outstanding common stock described in this Current Report on Form 8-K has not yet commenced. This Current Report on Form 8-K is not a recommendation, an offer to purchase or a solicitation of an offer to sell shares of TESARO common stock. A solicitation and an offer to buy shares of TESARO will be made only pursuant to an offer to purchase and related materials that GlaxoSmithKline (“GSK”) intends to file with the U.S. Securities and Exchange Commission (“SEC”). At the time the tender offer is commenced, GSK will file a Tender Offer Statement on Schedule TO with the SEC, and following the commencement, TESARO will file a Solicitation/ Recommendation Statement on Schedule 14D-9 with respect to the tender offer. Those materials will be made available to TESARO’s stockholders at no expense to them by the information agent for the tender offer, which will be announced.  In addition, those materials and all other documents filed by GSK or caused to be filed by with the SEC will be available at no charge on the SEC’s website at www.sec.gov. TESARO STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER OFFER DOCUMENTS) AND THE SOLICITATION/ RECOMMENDATION STATEMENT, AS MAY BE AMENDED FROM TIME TO TIME, AS THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER.

TESARO files annual, quarterly and current reports, proxy statements and other information with the SEC. TESARO’s filings with the SEC are available to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by TESARO at www.tesarobio.com.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those implied by the forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of TESARO and members of its senior management team and can typically be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. Forward-looking statements include, without limitation, statements regarding the business combination, similar transactions, prospective performance, future plans, events, expectations, performance, objectives and opportunities and the outlook for TESARO’s business; the commercial success of TESARO’s products; the anticipated timing of clinical data; the possibility of unfavorable results from clinical trials; filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and the accuracy of any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of TESARO’s stockholders will tender their stock in the offer; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effects of the transaction (or the announcement thereof) on relationships with associates, customers, other business partners or governmental entities; transaction costs; the risk that the Merger will divert management’s attention from TESARO’s ongoing business operations; changes in TESARO’s businesses during the period between now and the closing; risks associated with litigation; and other risks and uncertainties detailed from time to time in documents filed with the SEC by TESARO, including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, as well as the Schedule 14D-9 to be filed by TESARO. All forward-looking statements are based on information currently available to TESARO, and TESARO assumes no obligation to update any forward-looking statements.

Section 9 — Financial Statements and Exhibits

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit
2.1

Agreement and Plan of Merger, dated as of December 3, 2018, among the Company, GlaxoSmithKline plc and Adriatic Acquisition Corporation (pursuant to Item 601(b)(2) of Regulation S-K, the Company hereby agrees to supplementally furnish to the SEC upon request any omitted schedule or exhibit to the Agreement and Plan of Merger).

99.1	Form of Tender and Support Agreement, dated as of December 3, 2018, between GlaxoSmithKline plc, Adriatic Acquisition Corporation and the stockholders of the Company party thereto.…
99.2	Joint Press Release, dated December 3, 2018, issued by the Company and GlaxoSmithKline plc.…

… Exhibits 99.1 and 99.2 have previously been filed with the Original Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESARO, Inc.

By:	/s/ Joseph L. Farmer
Joseph L. Farmer
Senior Vice President, General Counsel and Secretary

Dated: December 3, 2018